UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.      )

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VESTIN REALTY MORTGAGE II, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VESTIN REALTY MORTGAGE II, INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2009

TO THE STOCKHOLDERS OF VESTIN REALTY MORTGAGE II, INC:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Vestin Realty Mortgage II, Inc., a Maryland corporation (the “Company”), will be held on Thursday, June 4, 2009, at 10:00 a.m. Eastern Time at Venable, LLP, 750 E. Pratt, Suite 900, Baltimore, Maryland 21202, for the following purposes, as more fully described in the Proxy Statement accompanying this Notice:

1.	To elect two directors to serve on the Company’s board of directors until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualify;

2.
To consider and vote upon the ratification of the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as the independent registered public accountants of the Company for the fiscal year ending December 31, 2009; and

3.	To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

The Company’s board of directors has fixed the close of business on April 6, 2009, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting and any postponement or adjournment thereof.  Only those stockholders of record of the Company as of the close of business on that date will be entitled to vote at the Annual Meeting or any postponement or adjournment thereof.

All stockholders are cordially invited to attend the meeting in person.  Whether or not you plan to attend, please authorize your proxy by one of the methods described in this proxy statement.  Should you receive more than one proxy because your shares are registered in different names and addresses, each proxy should be voted to assure that all of your shares will be voted.  You may revoke your proxy at any time prior to the Annual Meeting.  If you attend the Annual Meeting and vote by ballot, your proxy will be revoked automatically and only your vote in person at the Annual Meeting will be counted.

WE ARE TAKING ADVANTAGE OF THE SECURITIES AND EXCHANGE COMMISSION RULES AND REGULATIONS THAT ALLOW COMPANIES TO FURNISH PROXY MATERIALS TO THEIR STOCKHOLDERS ON THE INTERNET.  WE BELIEVE THESE RULES AND REGULATIONS ALLOW US TO PROVIDE THE INFORMATION YOU NEED THROUGH THE INTERNET, WHICH WILL LOWER THE OVERALL COSTS OF THE DELIVERY OF PROXY MATERIALS OF THE ANNUAL MEETING.  PLEASE READ THE ATTACHED PROXY STATEMENT AND PROXY CARD CAREFULLY AND DETERMINE THE METHOD YOU WILL USE TO VOTE.

By Order of the Board of Directors,
Michael V. Shustek
Chairman of the Board and Chief Executive Officer
Las Vegas, Nevada
April 24, 2009

VESTIN REALTY MORTGAGE II, INC.
6149 S. Rainbow Blvd.
Las Vegas, Nevada 89118
(702) 227-0965

PROXY STATEMENT FOR
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 4, 2009

The enclosed proxy is solicited on behalf of the board of directors of Vestin Realty Mortgage II, Inc., a Maryland corporation (the “Company”), for use at the 2009 Annual Meeting of Stockholders to be held on June 4, 2009, at 10:00 a.m. local time, or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting.  The 2009 Annual Meeting will be held at Venable, LLP, 750 E. Pratt, Suite 900, Baltimore, Maryland 21202.  In this proxy statement “we,” “us,” or “our” refer to the Company.

Please authorize a proxy to vote your shares of common stock by one of the methods described in this proxy statement.  This proxy statement has information about the 2009 Annual Meeting and was prepared by Vestin Mortgage, Inc. (“Vestin Mortgage”), the sole manager of the Company, for our board of directors.  This proxy statement, the accompanying proxy card and other proxy material are first being made available to you on or about April 24, 2009.

Important Notice Regarding the Availability of Proxy Material for the 2009 Annual Meeting of Stockholders

In accordance with the rules and regulations adopted by the Securities and Exchange Commission (“SEC”), instead of mailing a printed copy of our proxy materials to each stockholder of record, we may now furnish to our stockholders proxy materials, including a Notice of Annual Meeting of Stockholders, this Proxy Statement, the accompanying proxy card and the Company’s Annual Report on Form 10-K for the year ended December 31, 2008,  by providing access on the Internet at http://www.stocktrans.com/eproxy/VRMII2009.  Stockholders will not receive printed copies of the proxy material unless requested.  A Notice of Annual Meeting and of Internet Availability of Proxy Materials (the “Notice”) is being mailed to each of our stockholders of record with instructions on how to access and review the proxy materials on the Internet, how to submit a proxy through the Internet as well as how to request printed copies of the proxy material on or about April 24, 2009. You should follow the instructions for such materials included in the Notice.

GENERAL INFORMATION ABOUT VOTING

Who can attend the meeting?

Attendance at the 2009 Annual Meeting is limited to the Company’s stockholders.  Admission to the meeting will be on a first-come, first-served basis.  Registration will begin at 9:30 a.m. and each stockholder may be asked to present a valid picture identification such as a driver’s license or passport.  Cameras, recording devices and other electronic devices will not be permitted at the meeting.

Who can vote?

You can vote your shares of common stock if our records show that you owned the shares at the close of business on April 6, 2009.  On April 6, 2009, the record date for determination of stockholders entitled to notice of and to vote at the 2009 Annual Meeting, 13,785,040 shares of our common stock, par value $0.0001 per share, were issued and outstanding.

Holders of common stock will vote at the 2009 Annual Meeting as a single class on all matters.  The enclosed proxy card shows the number of shares you can vote.

How do I authorize a proxy to vote my shares?

You may vote by proxy or in person at the Annual Meeting.  To vote by proxy, you may use one of the following methods if you hold your stock in your own name:

•
Internet voting:  You may vote by Internet by following the instructions on the Notice that you receive to authorize a proxy to vote your shares.  If you wish to authorize a proxy to vote your shares on the Internet, you will need your “Shareholder Control Number” (which can be found on the Notice you receive).

•
Mail: If you wish to vote by mail, simply print out the proxy card included on the Internet website stated above, mark the proxy card accordingly, sign and return it to us at the address indicated on the proxy card.

What if other matters come up at the 2009 Annual Meeting?

The matters described in this proxy statement are the only matters we know will be voted on at the 2009 Annual Meeting.  If other matters are properly presented at the meeting, the proxy holders will vote your shares in accordance with the recommendation of the board of directors or if no recommendation has been made in their own discretion.

Can I change my vote after I return my proxy card?

Yes.  As a stockholder of record at any time before the vote on a proposal, you can change your vote either by submitting a new proxy on a later date on the Internet or by filing with Michael V. Shustek, our Chief Executive Officer, at our principal executive offices at 6149 S. Rainbow Blvd., Las Vegas, Nevada 89118, a written notice revoking your proxy card or by signing, dating and returning to us a new proxy card.  We will honor the proxy submitted with the latest date.  You may also revoke your proxy by attending the 2009 Annual Meeting and voting in person.

Can I vote in person at the 2009 Annual Meeting rather than by authorizing a proxy?

Although we encourage you to vote by proxy, you can attend the 2009 Annual Meeting and vote your shares in person.

What do I do if my shares are held in “street name”?

If your shares are held in the name of your broker, a bank, or other nominee, that party should give you instructions for voting your shares and whether or not you can authorize a proxy to vote by telephone or the Internet.

How are votes counted?

All votes will be tabulated by the inspector of elections appointed for the 2009 Annual Meeting, who will separately tabulate affirmative votes, withheld or negative votes and abstentions.  Abstentions are counted as present for purposes of determining whether or not there is a quorum for the transaction of business.  Abstentions and withheld votes will not be counted as votes cast and will have no effect on the result of the vote.  If your shares are held in the name of a nominee, and you do not direct the nominee how to vote your shares, the nominee can vote them as it sees fit on “routine” matters.  Both proposals on the agenda for the 2009 Annual Meeting are considered to be routine.

We will have a quorum and be able to hold the 2009 Annual Meeting, if holders of a majority of the shares of common stock entitled to vote are present at the meeting either in person or by proxy.  As of the record date, there were 13,785,040 shares of common stock outstanding; hence a quorum will be 6,892,521 shares.  If you authorize a proxy on the Internet or sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card.

In the election of directors, the two nominees receiving the highest number of affirmative votes shall be elected.  You may not cumulate votes in the election of directors.  The affirmative vote of a majority of the votes cast on the proposal is required for the ratification of the independent registered public accountants.

Who pays for this proxy solicitation?

The Company will bear the entire cost of solicitation, including the preparation, assembly, printing, and mailing of the Notice, the proxy statement, the proxy card and any additional solicitation materials furnished to the stockholders.  Copies of solicitation materials will be furnished to brokerage houses, fiduciaries and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners.  In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.  The original solicitation of proxies by Internet may be supplemented by a solicitation by telephone, telegram or other means by directors, officers or employees of the Company.  No additional compensation will be paid to these individuals for any such services.  Except as described above, the Company does not presently intend to solicit proxies other than by Internet.

STOCKHOLDER PROPOSALS

Stockholder proposals that are intended to be presented at our 2010 Annual Meeting and included in our proxy materials relating to the 2010 Annual Meeting must be received by our Corporate Secretary at Vestin Realty Mortgage II, Inc., 6149 S. Rainbow Blvd., Las Vegas, Nevada 89118, no later than December 25, 2009, which is 120 calendar days prior to the anniversary of the date that this year’s proxy materials are first made available to our stockholders.  All stockholder proposals must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the proxy statement and form of proxy for the 2010 Annual Meeting.

If a stockholder wishes to present a proposal or a nominee for election to our board of directors at our 2010 Annual Meeting and the proposal or nominee is not intended to be included in our proxy statement relating to the 2010 Annual Meeting, the stockholder must give advance notice to us prior to the deadline for the Annual Meeting.  In order to be deemed properly presented, the notice of a proposal must be delivered to our Corporate Secretary in accordance with our Bylaws as then in effect between November 25, 2009 and 5:00 P.M. Pacific Time on December 25, 2009 and must contain the information set forth in our Bylaws.  However, in the event that the 2010 Annual Meeting is called for a date which is more than thirty days before or after the anniversary of the date of the 2009 Annual Meeting, stockholder proposals intended for presentation at the 2010 Annual Meeting must be received by our Corporate Secretary no earlier than 150 days before the date of such annual meeting and no later than the later of 120 days before the date of the 2010 Annual Meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.  You can obtain a copy of our Bylaws by sending a written request addressed to the Corporate Secretary at the address set forth in the preceding paragraph.

MATTERS TO BE CONSIDERED AT ANNUAL MEETING

OVERVIEW OF PROPOSALS

This proxy statement contains two proposals requiring stockholder action.  Proposal No. 1, the election of two directors to our board of directors, and Proposal No. 2, ratification of the appointment of our independent registered public accountants.  Each of the proposals is discussed in more detail in the pages that follow.

PROPOSAL NO. 1
ELECTION OF DIRECTORS

General

The Company’s board of directors is authorized to have up to 15 directors, as established by the board of directors pursuant to the Company’s Bylaws.  Since the formation of the Company, the Company’s board of directors has consisted of five directors.  In accordance with the Company’s Charter and Bylaws, the Company’s board of directors is divided into three classes, class I, class II and class III, with each class serving staggered three-year terms.  The members of the classes are divided as follows:

•	The class I director is Fredrick J. Zaffarese Leavitt, whose term will expire at the 2010 Annual Meeting of stockholders;

•	The class II directors are John Dawson and Roland Sansone, whose terms will expire at the 2011 Annual Meeting of stockholders; and

•	The class III directors are Robert Aalberts and Michael V. Shustek, whose terms will expire at the 2009 Annual Meeting of stockholders.

Our board of directors has nominated Robert Aalberts and Michael V. Shustek for reelection as directors to serve for three-year terms and until their successors are duly elected and qualify.  Holders of proxies solicited by this proxy statement will vote the proxies received by them as directed on the proxy, or if no direction is made for the election of Mr. Aalberts and Mr. Shustek.  Proxies cannot be instructed to vote for more than two persons.

Messrs. Aalberts and Shustek have agreed to serve if elected until their new term expires at our 2012 Annual Meeting of Stockholders, and we have no reason to believe that they will be unavailable to serve.  If either is unable or declines to serve as a director at the time of the 2009 Annual Meeting, the proxy holders will vote for a nominee designated by the present board of directors to fill the vacancy.  Unless otherwise instructed, the proxy holders will vote the proxies received by them FOR Messrs. Aalberts and Shustek.

Certain information about Messrs. Aalberts and Shustek is set forth below.

Name	Age	Director Since	Position

Michael V. Shustek	50	2006	President, Chief Executive Officer and Director
Robert J. Aalberts (1)	57	2006	Director

(1)	Member of the Audit Committee, Nominating Committee and Compensation Committee.

Michael V. Shustek has been a director of our manager and Chairman of the board of directors and Chief Executive Officer of Vestin Group, Inc. (“Vestin Group”) since April 1999 and a director and Chief Executive Officer of the Company and Vestin Realty Mortgage I, Inc. (“VRM I”) since January 2006.  In February 2004, Mr. Shustek became the President of Vestin Group.  Mr. Shustek also serves on the loan committee of our manager and its affiliates.  In 2003, Mr. Shustek became the Chief Executive Officer of our manager.  In 1995, Mr. Shustek founded Del Mar Mortgage, and has been involved in various aspects of the real estate industry in Nevada since 1990.  In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures.  In 1993, Mr. Shustek also started Shustek Investments, a company that originally specialized in property valuations for third-party lenders or investors.

In 1997, Mr. Shustek was involved in the initial founding of Nevada First Bank, with the largest initial capital base of any new state chartered bank in Nevada’s history.  Mr. Shustek has co-authored two books, entitled “Trust Deed Investments,” on the topic of private mortgage lending, and “If I Can Do It, So Can You.”  Mr. Shustek is a guest lecturer at the University of Nevada, Las Vegas, where he also has taught a course in Real Estate Law and Ethics.  Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas.

Robert J. Aalberts was a director of Vestin Group from April 1999 to December 2005.  He has been a member of our board of directors since January 2006 and was a director for VRM I from January 2006 until he resigned in January 2008.  In March 2009, Mr. Aalberts was appointed as a director of VRM I.  Since 1991, Professor Aalberts has held the Ernst Lied Professor of Legal Studies professorship in the College of Business at the University of Nevada, Las Vegas.  From 1984 to 1991, Professor Aalberts was an Associate Professor of Business Law at Louisiana State University in Shreveport, Louisiana.  From 1982 through 1984, he served as an attorney for Gulf Oil Company.  Professor Aalberts has co-authored a book relating to the regulatory environment, law and business of real estate entitled “Real Estate Law” published by the Thomson/West Company.  He is also the author of numerous legal articles, dealing with various aspects of real estate, business and the practice of law.  Since 1992, Professor Aalberts has been the Editor-in-chief of the Real Estate Law Journal.  Professor Aalberts received his Juris Doctor degree from Loyola University, in New Orleans, Louisiana, a Masters of Arts from the University of Missouri, Columbia, and received a Bachelor of Arts degree in Social Sciences, Geography from the Bemidji State University in Bemidji, Minnesota.  He was admitted to the State Bar of Louisiana in 1982 (currently inactive status).

For the biographies on our current directors not standing for re-election, John E. Dawson, Roland M. Sansone and Frederick J. Zaffarese Leavitt, please see the section entitled “Management—Directors and Executive Officers of the Company, Vestin Mortgage (our manager), Vestin Group, Vestin Originations or our Affiliates” on page 11.

Board of Directors

The authorized number of the Company’s directors may be changed only by resolution of the board of directors of the Company.  Any additional directors resulting from an increase in the number of directors will be distributed between the three classes so that, as nearly as possible, each class will consist of one third of the directors.  This classification of our board of directors may have the effect of delaying or preventing changes in our control or management.  Our directors will hold office until their successors have been elected and qualify or until their earlier death, resignation, disqualification or removal for cause by the affirmative vote of the holders of at least a majority of our outstanding stock entitled to vote on the election of directors.

During the fiscal year 2008, our board of directors held seven meetings, the Audit Committee of our board of directors (the “Audit Committee”) held five meetings, the Nominating Committee of our board of directors (the “Nominating Committee”) held one meeting and the Compensation Committee of our board of directors (the “Compensation Committee”) held one meeting.  All of our directors attended 100% of the board meetings and the meetings of the board committees on which they served other than Mr. Sansone, who attended three of the seven board meetings and all of the meetings of the board committees on which he served.  Directors are encouraged to attend annual meetings of our stockholders. All of the five then-current directors attended our 2008 Annual Meeting of Stockholders.

In compliance with Nasdaq listing requirements, a majority of our directors must be individuals who meet the independence standards set forth in the applicable rules of the Nasdaq Stock Market.  We use the definition of independence set forth in Nasdaq Rule 4200(a)(15), and the interpretations thereof to determine if a candidate qualifies as an independent director.  Our Nominating Committee reviews each director and each candidate to determine whether the individual meets the requisite standard of independence.  In addition, members of the Audit Committee of our board of directors must meet the independence standards set forth in Section 10A(m) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules thereunder.  Our Nominating Committee has evaluated each of our directors and has determined that (i) each director except for Mr. Shustek meets the independence requirements of Nasdaq Rule 4200(a)(15) and (ii) each member of our Audit Committee meets the independence requirements of Section 10A(m) of the Exchange Act and the rules thereunder.

Stockholders wishing to communicate with the board of directors should send their correspondence to the following address: 6149 S. Rainbow Blvd., Las Vegas, Nevada 89118.  Such correspondence shall be directed to Mr. Aalberts unless the correspondent directs that the letter be delivered to another director.  Stockholders may mark such communications “Confidential” and all such letters will be delivered unopened to the designated addressee.

Board Committees

Our board of directors has appointed an Audit Committee, a Nominating Committee and a Compensation Committee.  There are no family relationships among any of our directors or executive officers.

Audit committee – The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Company’s independent accountants.  In addition, the Audit Committee reviews with the Company’s management and its independent accountants financial information that will be provided to stockholders and others, the systems of internal controls which management and our board of directors have established and our audit and financial reporting processes.  The Audit Committee operates under a written Audit Committee Charter adopted by our board of directors, which is available at http://www.vestinrealtymortgage2.com/VRT_About/CommitteeCharters.aspx.  Our Audit Committee currently consists of Mr. Zaffarese Leavitt (chair), Mr. Aalberts and Mr. Sansone.  Our Audit Committee oversees our accounting and financial reporting processes, internal systems of control, independent auditor relationships and the audits of our financial statements.  This committee’s responsibilities include, among other things:

•	Selecting and hiring our independent auditors;

•	Evaluating the qualifications, independence and performance of our independent auditors;

•	Approving the audit and non-audit services to be performed by our independent auditors;

•	Reviewing the design, implementation, adequacy and effectiveness of our internal controls and our critical accounting policies;

•	Overseeing and monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters; and

•	Reviewing with management and our independent auditors any earnings announcements and other public announcements regarding our results of operations.

Our independent auditors and internal financial personnel regularly meet privately with our Audit Committee and have unrestricted access to this committee.  Our Audit Committee currently consists of Mr. Zaffarese Leavitt, Mr. Aalberts and Mr. Sansone.  Our board of directors has determined that each of these directors meets the independence standards for audit committee members and that Mr. Zaffarese Leavitt meets the financial expertise requirements set forth in Section 407 of the Sarbanes Oxley Act of 2002, and the rules and regulations promulgated thereunder.

Nominating Committee – Our Nominating Committee was formed to assist our board of directors by identifying individuals qualified to become directors.  Our Nominating Committee currently consists of Mr. Sansone, Mr. Zaffarese Leavitt and Mr. Aalberts.

The Nominating Committee operates under a charter adopted by our board of directors, which is available at http://www.vestinrealtymortgage2.com/VRT_About/CommitteeCharters.aspx.  Responsibilities of the Nominating Committee include, among other things:

•      Evaluating the composition, size, operations and governance of our board of directors and making recommendations regarding future planning and the appointment of directors;

•      Evaluating the independence of our directors and candidates for election to our board of directors; and

•      Evaluating and recommending candidates for election to our board of directors.

In evaluating candidates, the Nominating Committee will consider an individual’s business and professional experience, the potential contributions they could make to our board of directors and their familiarity with our business.  The Nominating Committee will consider candidates recommended by our directors, members of our management team and third parties.  The Nominating Committee will also consider candidates suggested by our stockholders.  We do not have a formal process established for this purpose.  Stockholders are encouraged to contact the Chair of the Nominating Committee if they wish the Committee to consider a proposed candidate.  Stockholders should submit the names of any candidates in writing, together with background information about the candidate, and send the materials to the attention of Mr. Ronald Sansone at the following address: 6149 South Rainbow Boulevard, Las Vegas, NV 89118.  Stockholders wishing to directly nominate candidates for election to the Board must provide timely notice in accordance with the requirements of our Bylaws, between the 150th and 120th days prior to the anniversary of the date of mailing of the notice for the preceding year’s annual meeting of stockholders.

Compensation Committee – Our Compensation Committee operates under a charter adopted by our board of directors, which is available at http://www.vestinrealtymortgage2.com/VRT_About/CommitteeCharters.aspx.  It was established to assist our board of directors relating to compensation of the Company’s directors and its sole manager, Vestin Mortgage. and to produce as may be required an annual report on executive officer compensation.  Subject to applicable provisions of our Bylaws and the Management Agreement with our manager, the compensation committee is responsible for reviewing and approving compensation paid by us to our manager.  .  Our Compensation Committee currently consists of Mr. Aalberts (chair), Mr. Zaffarese Leavitt and Mr. Sansone.

Compensation Committee Interlocks and Insider Participation

No member of the Compensation Committee in fiscal year 2008 has had any relationship or transaction required to be disclosed pursuant to Item 407(e)(4) of Regulation S-K promulgated under the Securities Exchange Act of 1934, as amended.

Director Compensation

We pay our non-employee directors $500 for each board meeting attended in person or by telephone conference and $500 for each committee meeting attended in person or by telephone conference.  Non-employee directors are reimbursed for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of the board of directors and committees of the board of directors.

Employee directors do not receive any additional compensation for serving as members of our board of directors or any committee of our board of directors.

Vote Required

The two nominees receiving the highest number of affirmative votes cast in the election of directors will be elected as a director.  Votes withheld are counted for purposes of determining the presence or absence of a quorum, but will have no effect on the results of the vote.

Recommendation of the Board of Directors

Our board of directors unanimously recommends that the stockholders vote FOR the election of Messrs. Aalberts and Shustek.

PROPOSAL NO. 2
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

The Audit Committee has appointed Moore Stephens Wurth Frazer and Torbet, LLP, which has served as the Company’s independent registered public accountants since the Company was incorporated in 2006, to be the Company’s independent registered public accountants for the fiscal year ending December 31, 2009.  Representatives of Moore Stephens Wurth Frazer and Torbet, LLP are expected to be present at the 2009 Annual Meeting and will have the opportunity to make a statement if they desire to do so.  They are also expected to be available to respond to appropriate questions.

Before appointing Moore Stephens Wurth Frazer and Torbet, LLP, the Audit Committee carefully considered Moore Stephens Wurth Frazer and Torbet, LLP’s qualifications, including the firm’s performance as independent registered public accountants for the Company in prior years and its reputation for integrity and competence in the fields of accounting and auditing.  The Audit Committee also considered whether Moore Stephens Wurth Frazer and Torbet, LLP’s provision of non-audit services to the Company is compatible with that firm’s independence from the Company.

Stockholders will be asked at the 2009 Annual Meeting to consider and vote upon the ratification of the appointment of Moore Stephens Wurth Frazer and Torbet, LLP.  If the stockholders ratify the appointment, the Audit Committee may still, in its discretion, appoint different registered public accountants at any time during the year, if it concludes that such a change would be in the best interests of the Company and its stockholders.  If the stockholders fail to ratify the appointment, the Audit Committee will reconsider, but not necessarily rescind, the appointment of Moore Stephens Wurth Frazer and Torbet, LLP.

Fees Billed by Independent Registered Public Accountants

The Securities and Exchange Commission requires disclosure of the fees billed by the Company’s independent registered public accountants for certain services.  The following table sets forth the aggregate fees billed by Moore Stephens Wurth Frazer and Torbet, LLP during the fiscal years ended December 31, 2008 and 2007:

	December 31, 2008	December 31, 2007
Fees Billed:
Audit Fees	$296,000	$335,000
Audit Related Fees	--	--
Tax Fees	--	--
All Other Fees	--	--
Total	$296,000	$335,000

Audit fees include amounts billed to the Company related to the audit of our consolidated financial statements, review of our quarterly financial statements and other services provided in connection with statutory and regulatory filings.

Audit Committee Pre-Approval Policy

The Audit Committee approves, prior to engagement, all audit and non-audit services provided by Moore Stephens Wurth Frazer and Torbet, LLP and all fees to be paid for such services.  All services are considered and approved on an individual basis.  In its pre-approval and review of non-audit service fees, the Audit Committee considers, among other factors, the possible effect of the performance of such services on the auditors’ independence.

Vote Required

The affirmative vote of a majority of the votes cast on the proposal is required to ratify the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as our independent registered public accountants for the fiscal year ending December 31, 2009.  Unless marked to the contrary, proxies received will be voted FOR ratification of the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as our independent registered public accountants for the fiscal year ending December 31, 2009.

Recommendation of the Board of Directors

Our board of directors unanimously recommends that the stockholders vote FOR ratification of the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as our independent registered public accountants for the fiscal year ending December 31, 2009.

MANAGEMENT

We are managed on a day to day basis by Vestin Mortgage, which is wholly owned by Vestin Group.

Directors and Executive Officers

The following table sets forth the names, ages as of April 14, 2009 and positions of the individuals who serve as our directors and executive officers:

Name	Age	Title

Michael V. Shustek	50	President, Chief Executive Officer and Director
Rocio Revollo	47	Chief Financial Officer
John E. Dawson	51	Director
Robert J. Aalberts(1)	57	Director
Fredrick J. Zaffarese Leavitt(1)	38	Director
Roland M. Sansone(1)	53	Director

(1)           Member of the Audit Committee, Nominating Committee and Compensation Committee.

The following table sets forth the names, ages as of April 14, 2009 and positions of the individuals who serve as directors, executive officers and certain significant employees of Vestin Mortgage (our manager), Vestin Group and Vestin Originations, Inc. (“Vestin Originations”), a wholly owned subsidiary of Vestin Group:

Name	Age	Title

Michael V. Shustek	50	President, Chief Executive Officer and Chairman
Rocio Revollo	47	Chief Financial Officer
Michael J. Whiteaker	59	Vice President of Regulatory Affairs of Vestin Group
Daniel B. Stubbs	47	Senior Vice President of Vestin Group
Edwin H. Bentzen IV	32	Corporate Controller of Vestin Group

Directors and Executive Officers of the Company, Vestin Mortgage (our manager), Vestin Group, Vestin Originations or our Affiliates

Michael V. Shustek has been a director of our manager and Chairman of the board of directors and Chief Executive Officer of Vestin Group, Inc. (“Vestin Group”) since April 1999 and a director and Chief Executive Officer of the Company and Vestin Realty Mortgage I, Inc. (“VRM I”) since January 2006.  In February 2004, Mr. Shustek became the President of Vestin Group.  Mr. Shustek also serves on the loan committee of our manager and its affiliates.  In 2003, Mr. Shustek became the Chief Executive Officer of our manager.  In 1995, Mr. Shustek founded Del Mar Mortgage, and has been involved in various aspects of the real estate industry in Nevada since 1990.  In 1993, he founded Foreclosures of Nevada, Inc., a company specializing in non-judicial foreclosures.  In 1993, Mr. Shustek also started Shustek Investments, a company that originally specialized in property valuations for third-party lenders or investors.

In 1997, Mr. Shustek was involved in the initial founding of Nevada First Bank, with the largest initial capital base of any new state chartered bank in Nevada’s history.  Mr. Shustek has co-authored two books, entitled “Trust Deed Investments,” on the topic of private mortgage lending, and “If I Can Do It, So Can You.”  Mr. Shustek is a guest lecturer at the University of Nevada, Las Vegas, where he also has taught a course in Real Estate Law and Ethics.  Mr. Shustek received a Bachelor of Science degree in Finance at the University of Nevada, Las Vegas.

Rocio Revollo was appointed as our Chief Financial Officer on March 21, 2007.  In addition, Ms. Revollo was appointed the Chief Financial Officer of VRM I and Vestin Group on March 21, 2007.  Since April 2009, Ms. Revollo has been employed by Strategix Solutions, LLC, a Nevada limited liability company, which provides internal accounting and financial reporting services to the Company pursuant to a services agreement.  Strategix Solutions is managed by LL Bradford and Company ("LL Bradford"), a certified public accounting firm that has provided accounting services to the Company.  The principal manager of LL Bradford is a former officer of our manager.  Strategix Solutions is owned by certain partners of LL Bradford, none of whom were previously officers of our manager.  From June 2005 to April 2009, Ms. Revollo served as the Corporate Controller of Vestin Group.  Ms. Revollo previously served as Corporate Controller for Sobel Westex from January 2002 through May 2005.  From April 1999 to December 2001, Ms. Revollo was a financial consultant for Re:Source Connections.  Ms. Revollo is a Certified Public Accountant and worked for the accounting firm of KPMG LLP.  She received a Bachelor of Business Administration degree in Accounting and a Bachelor of Arts degree in Communication Studies from the University of Nevada, Las Vegas.

Michael J. Whiteaker has been Vice President of Regulatory Affairs of our manager and Vestin Group since May 1999.  Mr. Whiteaker is experienced in the banking and finance regulatory fields, having served with the State of Nevada, Financial Institution Division from 1982 to 1999 as its Supervisory Examiner, responsible for the financial and regulatory compliance audits of all financial institutions in Nevada.  Mr. Whiteaker has worked extensively on matters pertaining to both state and federal statutes, examination procedures, policy determination and credit administration for commercial and real estate loans.  From 1973 to 1982, Mr. Whiteaker was Assistant Vice President of Nevada National Bank, responsible for a variety of matters including loan review.  Mr. Whiteaker has previously served on the Nevada Association of Mortgage Brokers, Legislative Committee and is a past member of the State of Nevada, Mortgage Advisory Council.  He currently is a director of the Private Lenders Group, an organization devoted to creating and maintaining the highest professional standards possible among licensed Nevada Mortgage brokers.

Daniel B. Stubbs has been the Senior Vice President of Underwriting and Secretary of our manager since January 2000.  Mr. Stubbs heads the loan department for our manager and its affiliates and is responsible for reviewing loan requests and performs due diligence necessary for risk analysis in connection with the underwriting process.  In addition, Mr. Stubbs serves on the loan committee and acts as liaison for our manager and its affiliates with the various commercial loan participants.  Mr. Stubbs has 15 years experience in the title insurance industry and has received a Bachelor of Arts degree in Communication Studies from the University of Nevada, Las Vegas.

Edwin H. Bentzen IV has been the Corporate Controller of Vestin Group since April 2007.  Since April 2009, Mr. Bentzen has been employed by Strategix Solutions, LLC, which provides accounting and financial reporting services to the Company pursuant to a services agreement.  Strategix Solutions is managed by LL Bradford and Company ("LL Bradford"), a certified public accounting firm that has provided accounting services to the Company.  The principal manager of LL Bradford is a former officer of our manager.  Strategix Solutions is owned by certain partners of LL Bradford, none of whom were previously officers of our manager.  Prior to being Corporate Controller of Vestin Group, Mr. Bentzen served as a Financial Reporting Analyst for Vestin Group since January 2006.  Mr. Bentzen served at Ameristar Casinos Inc. as Senior Internal Auditor from June 2005 through January 2006 and an Internal Auditor from June 2003 to June 2005.  Prior to June 2003, Mr. Bentzen was engaged in public tax accounting at a local firm in Las Vegas.  Mr. Bentzen is a Certified Internal Auditor and received a Masters of Science in Accountancy and a Bachelor of Science degree in Hotel Administration, with an emphasis in gaming, from the University of Nevada, Las Vegas.

Robert J. Aalberts was a director of Vestin Group from April 1999 to December 2005.  He has been a member of our board of directors since January 2006 and was a director for VRM I from January 2006 until he resigned in January 2008.  In March 2009, Mr. Aalberts was appointed as a director of VRM I.  Since 1991, Professor Aalberts has held the Ernst Lied Professor of Legal Studies professorship in the College of Business at the University of Nevada, Las Vegas.  From 1984 to 1991, Professor Aalberts was an Associate Professor of Business Law at Louisiana State University in Shreveport, Louisiana.  From 1982 through 1984, he served as an attorney for Gulf Oil Company.  Professor Aalberts has co-authored a book relating to the regulatory environment, law and business of real estate entitled “Real Estate Law” published by the Thomson/West Company.  He is also the author of numerous legal articles, dealing with various aspects of real estate, business and the practice of law.  Since 1992, Professor Aalberts has been the Editor-in-chief of the Real Estate Law Journal.  Professor Aalberts received his Juris Doctor degree from Loyola University, in New Orleans, Louisiana, a Masters of Arts from the University of Missouri, Columbia, and received a Bachelor of Arts degree in Social Sciences, Geography from the Bemidji State University in Bemidji, Minnesota.  He was admitted to the State Bar of Louisiana in 1982 (currently inactive status).

Fredrick J. Zaffarese Leavitt was a director for Vestin Group from November 2004 to December 2005.  He has been a member of our board of directors since January 2006 and was a director for VRM I from January 2006 until he resigned in January 2008.  Since August of 1993 Mr. Zaffarese Leavitt has been an accountant for the United States Department of the Interior where his responsibilities include the review and audit of various state, local and municipality governments for compliance with federal laws and regulations as well as preparation of financial statements for Executive Branch and Congressional review.  Additionally, Mr. Zaffarese Leavitt sits on various audit committees involving the utility industry.  Mr. Zaffarese Leavitt is a CPA and a graduate of University of Nevada Las Vegas.

Roland M. Sansone was a director for Vestin Group from December 2004 to December 2005.  He has been a member of our board of directors since January 2006 and was a director for VRM I from January 2006 until he resigned in January 2008.  Since 2002, he has served as President of Sansone Development, Inc., a real estate development company.  Mr. Sansone has been self-employed as a manager and developer of real estate since 1980.  Mr. Sansone is currently the president of several companies that develop, own and manage commercial and residential property.  Mr. Sansone attended Mt. San Antonio College.

John E. Dawson was previously a director of Vestin Group from March 2000 to December 2005.  He has been a member of our board of directors since March 2007 and was a director for VRM I from March 2007 until he resigned in January 2008.  Since 2005 Mr. Dawson has been a partner of the Las Vegas law firm of Lionel Sawyer & Collins.  Previous to that, from 1995 to 2005, Mr. Dawson was a partner at the law firm of Marquis & Aurbach.  Mr. Dawson received his Bachelor’s Degree from Weber State and his Juris Doctor from Brigham Young University.  Mr. Dawson received his Masters of Law (L.L.M.) in Taxation from the University of San Diego in 1993.  Mr. Dawson was admitted to the Nevada Bar in 1988 and the Utah Bar in 1989.

Relationships Among Executive Officers and Directors

Our executive officers are appointed by our board of directors on an annual basis and serve until their successors have been duly appointed and qualify.  There are no family relationships among any of our directors or executive officers.

Involvement in Certain Legal Proceedings

The SEC conducted an investigation of certain matters related to us, Vestin Mortgage, Vestin Capital, VRM I and Vestin Fund III, LLC (“Fund III”).  We fully cooperated during the course of the investigation.  On September 27, 2006, the investigation was resolved through the entry of an Administrative Order by the SEC (the “Order”).  Vestin Mortgage, Vestin Mortgage and its Chief Executive Officer, Michael Shustek, and Vestin Capital (collectively, the “Respondents”), consented to the entry of the Order without admitting or denying the findings therein.

In the Order, the SEC found that the Respondents violated Sections 17(a)(2) and 17(a)(3) of the Securities Act of 1933, as amended, through the use of certain slide presentations in connection with the sale of units in Fund III and in our predecessor, Vestin Fund II, LLC.  The Respondents consented to the entry of a cease and desist order, the payment by Mr. Shustek of a fine of $100,000 and Mr. Shustek’s suspension from association with any broker or dealer for a period of six months, which expired in March 2007.  In addition, the Respondents agreed to implement certain undertakings with respect to future sales of securities.  We are not a party to the Order.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file an initial report of securities ownership on Form 3 and reports of changes in securities ownership on Form 4 or 5 with the SEC.  Such executive officers, directors and 10% stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) forms that they file.  Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 4 or 5 were required for such persons, we believe that our executive officers and directors timely filed all reports required under Section 16(a) of the Exchange Act for our fiscal year 2008.

EXECUTIVE COMPENSATION AND RELATED INFORMATION

We do not pay any compensation to our executive officers.  We pay a management fee of up to 0.25% of the amounts raised by us and our predecessor-in-interest, Vestin Fund II, LLC (“Fund II”), through the sale of shares or units.  Payment of the management fee is reviewed by and subject to approval of our Compensation Committee.  For the year ended December 31, 2008, we paid our manager approximately $1.1 million for its management services, which represented less than 10% of the revenues received by our manager and its affiliates in 2008.

The executive officers of Vestin Mortgage manage our business subject to the oversight of our board of directors.  The officers of Vestin Mortgage also manage the business of several other companies and engage in other activities; there is no link between the compensation we pay Vestin Mortgage and the compensation Vestin Mortgage pays its officers.  In April 2009, we entered into a services agreement with Strategix Solutions LLC for the provision of internal accounting and financial reporting services.  We pay Strategix Solutions a fixed monthly fee of $20,000 for such services.

EMPLOYMENT AGREEMENTS AND CHANGE IN CONTROL ARRANGEMENTS

We have no employment agreement with Mr. Shustek or Ms. Revollo.  We have entered into a Management Agreement with Vestin Mortgage to manage our operations.  The Management Agreement continues in force for the duration of the existence of the Company unless terminated upon the affirmative vote of a majority in interest of stockholders entitled to vote on the matter.  In addition, a majority of our independent directors may terminate the Management Agreement for cause at any time upon 90 days’ written notice of termination.

In April 2009, we entered into a services agreement with Strategix Solutions, LLC, a Nevada limited liability company, for the provision of internal accounting and financial reporting services.  In April 2009, Ms. Revollo, our CFO, and Mr. Bentzen, the Corporate Controller of Vestin Group, became employees of Strategix Solutions.  Under the terms of our agreement with Strategix Solutions, Ms. Revollo will continue to act as our CFO and Mr. Bentzen will continue to perform the services he rendered to us in his capacity as Corporate Controller of Vestin Group.  Our agreement with Strategix Solutions may be terminated with or without cause by our manager or our Board of Directors upon 30 days prior written notice.  Strategix Solutions may terminate the contract, with or without cause, upon 60 days prior written notice.

EQUITY COMPENSATION PLAN INFORMATION

We do not currently have any equity compensation plans.

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of April 14, 2009 by:

•	Each director;

•	Our chief executive officer, chief financial officer and the officers of our manager who function as the equivalent of our executive officers;

•	All executive officers and directors as a group; and

•	Each person known by the Company to be the beneficial owner of more than five percent of the outstanding shares of our common stock.

The percentage ownership is calculated based on 13,785,040 shares of our total outstanding common stock as of April 14, 2009.

		Number of Shares Beneficially Owned
Beneficial Owner (3)	Address	Number	Percent

Michael V. Shustek (1)	6149 S. Rainbow Blvd. Las Vegas, NV 89118	1,568,941	11.4%
Rocio Revollo	3441 S. Eastern Ave. Las Vegas, NV 89109	384	**
John Dawson (2)	3052 Sabine Hill Ave. Henderson, NV 89052	5,894	**
Robert J. Aalberts	2901 El Camino Ave. Las Vegas, NV 89102	189	**
Frederick J. Zaffarese Leavitt	P.O. Box 91683 Henderson, NV 89009	--	--
Roland M. Sansone	2310 E. Sunset Rd #8015 Las Vegas, NV 89119	--	--
All directors and executive officers as a group		1,529,799	11.4%

**  Less than one percent of our total outstanding common stock.

(1)
Mr. Shustek is the Chairman, President and Chief Executive Officer of Vestin Mortgage and indirectly owns all of the capital stock of our manager through Vestin Group.  Mr. Shustek is the beneficial owner of 1,568,941 shares of our common stock.  Mr. Shustek, directly holds 1,136,991 shares of our common stock and indirectly holds 92,699 shares of the our common stock through his ownership of Vestin Mortgage.  In addition, through his management powers with respect to VRM I, Mr. Shustek has shared voting and investment power over 225,134 shares of our common stock held directly by VRM I and sole voting and investment power with respect to 114,117 shares of our common stock held by Fund III.  Mr. Shustek owns an approximate 4.3% interest in VRM I and is an executive officer and director of VRM I.  Mr. Shustek owns an approximate 12.4% interest in Fund III and is the Chairman, President and Chief Executive Officer of Vestin Mortgage, Inc., the manager of Fund III.  Mr. Shustek’s pecuniary interest in our shares owned by Fund III is 14,125 shares.

Mr. Shustek has adopted a 10b5-1 trading plan (the “Plan”), pursuant to which he acquires shares of the Company’s common stock in open market purchases at prevailing market prices.  All purchases have been and will continue to be executed by independent broker-dealers on specified dates in accordance with the requirements of Rule 10b5-1.  The Plan is currently scheduled to expire on June 24, 2009.

(2)	Includes 5,416 shares held by the 12557 Limited Partnership, of which Mr. Dawson is the controlling general partner.

(3)
Except as otherwise indicated, and subject to applicable community property and similar laws, the persons listed as beneficial owners of the shares have sole voting and investment power with respect to such shares.

AUDIT COMMITTEE REPORT

The following is the report of the Audit Committee (the “Audit Committee”) of the board of directors (the “Board”) of Vestin Realty Mortgage II, Inc. (the “Company”) with respect to the Company’s consolidated audited financial statements for the fiscal year ended December 31, 2008.  The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

Review with Management

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management.

Review and Discussions with Independent Registered Public Accountants

The Audit Committee has discussed with Moore Stephens Wurth Frazer and Torbet, LLP, the Company’s independent registered public accountants, the matters required to be discussed by the Statement on Auditing Standards No. 114, Auditor Communication with those Charged with Governance, which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements.

The Audit Committee has also received written disclosures and the letter from Moore Stephens Wurth Frazer and Torbet, LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with audit committees concerning independence, and has discussed with Moore Stephens Wurth Frazer and Torbet, LLP its independence from the Company.

Conclusion

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board that the Company’s audited financial statements be included in the Company’s Annual Report filed with the Securities and Exchange Commission on Form 10-K for the fiscal year ended December 31, 2008.

Submitted by the Audit Committee of
the Board of Directors,

Fredrick J. Zaffarese Leavitt, Chairman
Robert Aalberts
Roland Sansone

NO INCORPORATION BY REFERENCE OR DEEMED FILING

Notwithstanding anything to the contrary set forth in any of our previous or future filings made under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this proxy statement or future filings made by us under those statutes, the Audit Committee Report and the Audit Committee Charter referred to in this proxy statement are not deemed to be filed with the SEC and shall not be deemed incorporated by reference into any of those prior filings or any future filings made by us under those statutes.

CERTAIN TRANSACTIONS

From time to time, we may acquire or sell investments in real estate loans from/to our manager or other related parties pursuant to the terms of our Management Agreement provided the price does not exceed the par value.  No gain or loss is recorded on these transactions, as it is not our intent to make a profit on the purchase or sale of such investments.  The purpose is generally to diversify our portfolio by syndicating loans, thereby providing us with additional capital to make additional loans.

Other than as set forth above, our Management Agreement contains a series of restrictions on transactions between us and our manager, Vestin Mortgage and its affiliates.  Generally speaking, any such transactions must be approved in advance by a majority of our independent directors.

Transactions with the Manager

Our manager is entitled to receive from us an annual management fee of up to 0.25% of our aggregate capital contributions received by us and Fund II from the sale of shares or membership units, paid monthly.  The amount of management fees paid to our manager for the years ended December 31, 2008, 2007 and the twelve months ended December 31, 2006, were $1.1 million, $1.1 million and $1.1 million, respectively.  We paid our manager approximately $0.6 million for unpaid fees owed to our manager from our borrowers.  These unpaid fees became due and payable on demand from us.

As of December 31, 2008, our manager owned 92,699 of our common shares.  For the years ended December 31, 2008, 2007 and the nine months ended December 31, 2006, we declared $45,000, $139,000, and $92,000, respectively, in dividends payable to our manager based on the number of shares our manager held on the dividend record dates.  During the three months ended March 31, 2006, we recorded pro-rata distributions owed to our manager of $16,000.

During September 2008, we, VRM I and Fund III sold the Forest Development, LLC property to an unrelated third party.  As part of the sale, we, VRM I and Fund III paid our manager a commission of $46,000, shared pro-rata between us, VRM I and Fund III.

As of December 31, 2008, we owed our manager $623,000.  As of December 31, 2007, we had receivables from our manager of $1,000.

Transactions with Other Related Parties

As of December 31, 2008, we owned 533,675 common shares of VRM I, representing approximately 8.05% of their total outstanding common stock.  For the years ended December 31, 2008, 2007 and the twelve months ended December 31, 2006, we recognized $86,000, $308,000 and $72,000, respectively, in dividend income from VRM I based on the number of shares we held on the dividend record dates.

As of December 31, 2008, VRM I owned 225,134 of our common shares, representing approximately 1.63% of our total outstanding common stock.  For the years ended December 31, 2008, 2007 and the twelve months ended December 31, 2006, we declared $110,000, $294,000 and $154,000, respectively, in dividends payable to VRM I based on the number of shares VRM I held on the dividend record dates.

During the year ended December 31, 2008, we sold approximately $0.5 million in real estate loans to VRM I and purchased $1.8 million in real estate loans from VRM I.  During the year ended December 31, 2007 we sold approximately $4.4 million in real estate loans to VRM I.  During the twelve months ended December 31, 2006 we bought approximately $1.4 million in real estate loans from VRM I and sold $0.5 million in real estate loans to VRM I.  No gain or loss resulted from these transactions.

As of December 31, 2008, we had receivables from VRM I of $92,000.  As of December 31, 2007, we owed VRM I $123,000.

As of December 31, 2008, Fund III owned 114,117 of our common shares, representing approximately 0.83% of our total outstanding common stock.  For the years ended December 31, 2008, 2007 and the twelve months ended December 31, 2006, we declared $56,000, $143,000 and $47,000, respectively, in dividends payable to Fund III based on the number of shares Fund III held on the dividend record dates.

As of December 31, 2008, we had receivables from Fund III of $9,000.  As of December 31, 2007, and 2006, we did not have a balance due to or due from Fund III.

During the years ended December 31, 2008, 2007 and the twelve months ended December 31, 2006, we incurred $236,000, $138,000 and $88,000, respectively, for legal fees to the law firm of Levine, Garfinkel & Katz in which the Secretary of Vestin Group has an equity ownership interest in the law firm.

On March 23, 2009, our board of directors authorized us to enter into a consulting agreement with the previous COO of the Manager to assist us in the repurchase of the Junior Subordinated Notes.  The consulting fees paid will be up to three and half percent of the discounted amount of the repurchase

OTHER MATTERS

Our board of directors knows of no other business that will be presented at the 2009 Annual Meeting.  If any other business is properly brought before the 2009 Annual Meeting, proxies received will be voted in respect thereof in accordance with the recommendation of the board of directors.  If no recommendation is made by our board of directors, the proxy holders will vote your shares in their discretion.  Discretionary authority with respect to such other matters is granted by the execution of the enclosed proxy or the authorization of a proxy to vote over the Internet.

It is important that the proxies be voted promptly and that your shares be represented.  You are urged to promptly authorize a proxy to vote your shares using one of the methods described in this proxy statement and the enclosed proxy card.

We have filed an Annual Report on Form 10-K for the year ended December 31, 2008 with the SEC.  We make available free of charge through http://www.vestinrealtymortgage2.com our Annual Reports on Form 10-K or by writing Michael V. Shustek, Chief Executive Officer, Vestin Realty Mortgage II, Inc., 6941 S. Rainbow Blvd., Las Vegas, Nevada 89118.

By Order of the Board of Directors,

/s/ Michael V. Shustek
Michael V. Shustek
Chairman of the Board of Directors and Chief Executive Officer

Dated: April 24, 2009
Las Vegas, Nevada

VESTIN REALTY MORTGAGE II, INC.

PROXY

Annual Meeting of Stockholders, June 4, 2009

This Proxy is Solicited on Behalf of the Board of Directors of

VESTIN REALTY MORTGAGE II, INC.

The undersigned stockholder of Vestin Realty Mortgage II, Inc., a Maryland Corporation (the "Company"), hereby revokes all previous proxies, acknowledges receipt of the Notice of the Annual Meeting of Stockholders to be held June 4, 2009 and the accompanying Proxy Statement, the terms of which are incorporated by reference, and appoints Michael V. Shustek and Rocio Revollo, or either of them, the Proxy of the undersigned, with full power of substitution in each of them, to vote all shares of Common Stock of the Company that the undersigned is entitled to vote, either on his or her own behalf or on behalf of any entity or entities, at the Annual Meeting of Stockholders of the Company to be held at Venable, LLP, 750 E. Pratt, Suite 900, Baltimore, Maryland 21202 on Thursday, June 4, 2009 at 10:00 a.m. Eastern Time (the “Annual Meeting”), and at any adjournment or postponement thereof and to otherwise represent the undersigned at the Annual Meeting, with the same force and effect as the undersigned might or could do if personally present thereat.  The shares represented by this Proxy shall be voted in the manner set forth on the reverse side.

SEE REVERSE SIDE	CONTINUED AND TO BE SIGNED ON REVERSE SIDE	SEE REVERSE SIDE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DIRECTORS AND “FOR” EACH OF THE OTHER  LISTED PROPOSALS.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

1. To elect two directors of the Company to serve until the 2012 Annual Meeting of Stockholders or until their successors are duly elected and qualify.		2. To ratify the appointment of Moore Stephens Wurth Frazer and Torbet, LLP as independent registered public accountants of the Company for the fiscal year ending December 31, 2009.	FOR ☐	AGAINST ☐	ABSTAIN ☐
Nominees FOR Michael V. Shustek ☐ Robert J. Aalberts ☐	WITHHOLD AUTHORITY ☐ ☐
3. In accordance with the discretion of the proxy holders, to act upon all matters incident to the conduct of the meeting and upon other matters as may properly come before the meeting.
This proxy, when properly executed, will be voted as specified above.  If no specification is made, this Proxy will be voted “FOR” the election of the directors listed at left and “FOR” the other listed proposals.
WHETHER OR NOT YOU ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR STOCK MAY BE REPRESENTED AT THE ANNUAL MEETING.

Please print the name(s) appearing on each share certificate(s) over which you have voting authority: _ Please check here if you plan to attend the meeting. ☐
To change your address on your account, please check the box at the right and indicate your new address in the address space above.  Please note that changes to the registered name(s) on the account may not be submitted via this method.
☐

Signature of Stockholder                                                              Date:                                     Signature of Stockholder                                                                     Date:
Note:  This proxy must be signed exactly as the name appears hereon.  When shares are held jointly, each holder should sign.  When signing as executor, administrator, attorney, trustee or guardian, please give full title as such.  If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such.  If signer is a partnership, please sign in partnership name by authorized person.